                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, and to the use of our report dated December 12, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-09341) of Harding, Loevner Funds, Inc.





                                        /s/ ERNST & YOUNG LLP

New York, New York
February 23, 2001